Disciplined Capital Deployment

Bob Hagemann

Senior Vice President and Chief Financial Officer

our new QUEST

Safe Harbor Disclosure

This presentation may contain forward-looking statements.
Readers are cautioned not to place undue reliance on
forward-looking statements, which speak only as of the date
that they are made and which reflect management's current
estimates, projections, expectations or beliefs and which
involve risks and uncertainties that could cause actual
results and outcomes to be materially different. Risks and
uncertainties that may affect the future results of the
company include, but are not limited to, adverse results
from pending or future government investigations, lawsuits
or private actions, the competitive environment, changes in
government regulations, changing relationships with
customers, payers, suppliers and strategic partners and
other factors discussed in "Business," "Risk Factors,"
"Cautionary Factors that May Affect Future Results," "Legal
Proceedings," "Management's Discussion and Analysis of
Financial Condition and Results of Operations," and
"Quantitative and Qualitative Disclosures About Market Risk"
in the company's 2011 Annual Report on Form 10-K and
"Management's Discussion and Analysis of Financial Condition
and Results of Operations," "Quantitative and Qualitative
Disclosures About Market Risk," and "Risk Factors" in the
company's Quarterly Reports on Form 10-Q and other items
throughout the Form 10-K and the company's 2012 Quarterly
Reports on Form 10-Q and Current Reports on Form 8-K.

History of Strong Cash Flows and Significant Return of Cash to Shareholders

$1,200 $1,000 $800 $600 $400 $200 $0
2008 2009 2010 2011 2012 E

- Free cash flow
- Dividends
- Share repurchases

See GAAP to non-GAAP reconciliation on page 8

our new QUEST

5 Deliver Disciplined Capital Delpoyment

Disciplined Capital Deployment

Underpinning
Capital Structure
o Enabler of shareholder value creation
o Maintain "strong BBB" investment grade credit rating

Committed Deployment
Operational Excellence
o Invigorate
o Systems standardization and automation
o Footprint optimization

Restore Growth
o Tools to support commercial excellence
o Diagnostic innovation: licensing, collaborations and
internal development to grow esoteric testing

Return majority of FCF to Investors
o Maintain meaningful dividend, which can grow over time
o Supplement with share repurchases

Discretionary
Investments in Growth
o Value-creating fold-in acquisitions
o Disciplined evaluation criteria

Incremental Returns to Shareholders
o Additional share repurchases from FCF and potential
portfolio actions

our new QUEST

5 Deliver Disciplined Capital Delpoyment

Investments in Growth

Guidelines for Assessing Acquisitions

Strategic Fit
o Aligns with core assets
o Strengthens capabilities or market presence
o Operational readiness

NPV
o Material Value-creation: NPV substantially in excess of
purchase price
o Conservative discount rate consistent with long-term WACC

ROIC
o Mid-teens ROIC within 3 years
o ROIC accretive to plan of record, generally within 3 years

EPS
o Adjusted EPS accretive within 2 years (GAAP & cash)

our new QUEST

5 Deliver Disciplined Capital Delpoyment

UMass Memorial:

A Strategic Hospital Relationship
o Value-creating transaction which provides improved market
access
o Relationship spurred by evolving market dynamics
o Purchase of hospital outreach business expected to deliver meaningful cost synergies
o Long-term relationship which will lower the cost of
testing and position both parties for sustained growth in
Massachusetts
- Jointly develop highly efficient state of the art lab
o Serves as model for replication with other healthcare
systems

our new QUEST

5 Deliver Disciplined Capital Delpoyment

A Plan to Unlock Significant Shareholder Value

Restore growth
o Grow volumes through commercial excellence and strategic
partnerships
o Disease state focus to grow esoteric testing
o Value creating fold in acquisitions
o Low single digit growth through 2015, accelerating during
the period
- Offsetting continued reimbursement pressure

Drive operational excellence
o Continue expanding margins through Invigorate despite
reimbursement pressures, and wage and healthcare cost
increases
- $500 million realized with exit run-rate of $600 million
in 2014
o Realize significant operating leverage upon restoration of growth

Increase value for shareholders
o Improve operating performance and deliver disciplined
capital deployment
o Drive sustainable improvement in ROIC
o Achieve sustainable double digit EPS growth by 2014
o EPS growth driven by improved operating earnings and
continued share repurchases
o Maintain meaningful dividend which can grow over time with earnings
o Proceeds from portfolio actions create opportunities for
additional distributions to shareholders

our new QUEST

5 Deliver Disciplined Capital Delpoyment

Regulation G Non-GAAP Reconciliation

The Company reports financial results in accordance with
accounting principles generally accepted in the U.S.
("GAAP"). These presentation slides include free cash flow
("FCF"), which is a non-GAAP measure. The Company defines
FCF as net cash provided by operating activities (the most
comparable GAAP measure) less capital expenditures.

The following is a reconciliation of net cash provided by
operating activities to free cash flow:

                            Twelve Months Ended December 31,
                                 (dollars in millions)
                      --------------------------------------------
                       2008    2009     2010    2011  2012 Outlook
                      --------------------------------------------
Net cash provided by
operating activities  $1,063  $ 977  $ 1,118   $ 895  $ 1,200
Less: Capital
expenditures            (213)  (167)    (205)   (162)    (180)
                      ------- ------ -------- ------- ------------
Free cash flow        $  850  $ 830  $   913   $ 733  $ 1,020

our new QUEST

5 Deliver Disciplined Capital Delpoyment